UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2008

iDcentrix, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51263	20-4650531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Rosecrans Avenue, Suite 4240 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (310) 414-2675

_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 11, 2008, iDcentrix, Inc. (the “Company”) issued a press release (the “Press Release”) which includes certain information with respect to the Company’s results of operations for the three month and six month periods ended July 31, 2008.  A copy of the Press Release is furnished as Exhibit 99.1 to this Report.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit                   Description
99.1                      Press release of iDcentrix, Inc., dated September 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iDcentrix, Inc.
Date: September 11, 2008	By:	/s/ Francis Dubois
Francine Dubois
Chief Executive Officer

EXHIBIT INDEX

Exhibit                                Description

99.1                                    Press release of iDcentrix, Inc., dated September 11, 2008